DREYFUS LIQUID ASSETS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Liquid Assets, Inc. For its annual reporting period ended December 31, 1995, your Fund provided an annualized yield of 5.34%. The annualized effective yield after compounding was 5.47%.*
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further reduce the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and is a benchmark for other short-term rates). This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional decrease were the favorable inflation report in November and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate _ the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the sluggish growth in wages and salaries and the continued trend of corporate downsizing. As a result, consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    By November, the capacity utilization rate of the nation's factories declined for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to inhibit the economy. With an agreement, the combination of cuts in appropriations and other spending reductions could have the same effect.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
MONEY MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    In the past 12 months, interest rates trended lower, as statistical evidence revealed a backdrop of moderate to weak economic growth with subdued inflation. Strong technical factors and positive psychology helped the market sustain its fundamentally bullish tone throughout the period.
    For example, the 3-month Certificates of Deposit had an average yield of 6.29% for the month of December 1994, compared to 5.62% for the month of December 1995.
    Within this framework, the average maturity of your Fund has been at the long end of the industry average during the year, in an attempt to fully maximize yield potential in the current declining interest rate environment.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Patricia A. Larkin signature logo]

                              Patricia A. Larkin
                              Portfolio Manager
January 15, 1996
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested daily.

DREYFUS LIQUID ASSETS, INC.
STATEMENT OF INVESTMENTS                                                                                 DECEMBER 31, 1995
                                                                                                      PRINCIPAL
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT-3.3%                                                            AMOUNT         VALUE
                                                                                                       ________      ________
Chemical Bank (London)
    6.42%, 5/7/96...........................................................                   $     25,000,000   $25,000,000
Harris Trust & Savings Bank (London)
    5.40%, 4/30/96..........................................................                         25,000,000    25,000,000
Morgan Guaranty Trust Co. (London)
    5.51%, 6/12/96..........................................................                         95,000,000    94,999,647
                                                                                                                      _______
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
    (cost $144,999,647).....................................................                                    $ 144,999,647
                                                                                                                      =======
COMMERCIAL PAPER-50.8%
AES Shady Point Inc.
    5.99%, 1/10/96(a).......................................................                   $     37,900,000  $ 37,844,098
AT&T Corp.
    5.75%, 2/23/96..........................................................                         106,000,000  105,119,846
Abbey National North America
    5.50%-5.80%, 1/31/96-6/27/96............................................                         132,700,000  131,038,887
Bankers Trust New York Corp.
    5.81%, 3/15/96..........................................................                         25,000,000    24,710,167
Bear, Stearns & Co. Inc.
    5.71%, 1/12/96..........................................................                         50,000,000    49,914,444
Chase Manhattan Corp.
    5.88%, 5/10/96..........................................................                         50,000,000    48,983,472
Chemical Banking Corp.
    5.40%-5.83%, 1/16/96-5/15/96............................................                         75,000,000    74,388,361
Den Danske Corp. Inc.
    5.52%-6.41%, 1/4/96-6/12/96.............................................                         234,000,000  233,063,250
Ford Motor Credit Co.
    5.78%-6.33%, 1/9/96-2/21/96.............................................                         70,000,000    69,571,486
General Electric Capital Corp.
    5.40%-5.69%, 4/9/96-6/24/96.............................................                         30,000,000    29,335,161
General Electric Capital Services Inc.
    5.38%-6.26%, 1/29/96-6/25/96............................................                         134,000,000  131,494,621
General Motors Acceptance Corp.
    5.69%-5.82%, 2/7/96-5/1/96..............................................                         225,000,000   222,721,284
Generale Bank Inc.
    6.35%, 1/19/96..........................................................                         25,000,000    24,924,250
Goldman Sachs Group L.P.
    5.72%, 3/6/96...........................................................                         50,000,000    49,491,736
Internationale-Nederlanden (U.S.) Funding Corp.
    5.43%, 6/20/96..........................................................                         38,000,000    37,045,155

DREYFUS LIQUID ASSETS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1995
                                                                                                    PRINCIPAL
COMMERCIAL PAPER (CONTINUED)                                                                           AMOUNT           VALUE
                                                                                                       ________      ________

Lehman Brothers Holdings Inc.
    5.65%, 5/10/96-6/7/96(b)................................................                   $     90,000,000  $ 90,000,000
Lehman Brothers Holdings Inc.
    5.90%, 1/31/96..........................................................                         25,000,000    24,878,125
Merrill Lynch & Co. Inc.
    5.57%-5.79%, 1/31/96-3/29/96............................................                         90,000,000    89,301,797
Mitsubishi Motors Credit of America, Inc.
    5.92%-6.06%, 1/5/96-1/19/96(a)..........................................                         133,000,000  132,697,520
Morgan Stanley Group Inc.
    5.47%-5.82%, 1/12/96-6/20/96............................................                         145,000,000  144,069,233
NationsBank Corp.
    5.61%, 5/28/96..........................................................                         50,000,000    48,877,667
Sears Roebuck Acceptance Corp.
    5.80%-5.86%, 1/18/96-2/6/96.............................................                         150,000,000  149,301,888
SwedBank Inc.
    5.77%-5.88%, 1/16/96-2/23/96............................................                         225,000,000   223,599,431
Toronto-Dominion Holdings USA Inc.
    6.44%, 1/5/96...........................................................                         50,000,000    49,965,889
UBS Finance (DE) Inc.
    5.90%, 1/2/96...........................................................                         43,000,000    42,992,953
                                                                                                                      _______
TOTAL COMMERCIAL PAPER
    (cost $2,265,330,721)...................................................                                    $2,265,330,721
                                                                                                                      =======
CORPORATE NOTES-15.3%
Bear, Stearns & Co. Inc.
    5.65%-5.83%, 7/11/96-11/18/96(b)........................................                     $   175,000,000  $ 175,000,000
General Electric Capital Corp.
    5.68%-5.85% , 2/9/96-4/5/96(b)..........................................                         185,500,000  185,506,322
Lehman Brothers Holdings Inc.
    5.75%-5.95% , 5/16/96-1/6/97(b).........................................                         98,000,000    98,000,000
Merrill Lynch & Co. Inc.
    5.85%-5.89%, 3/13/96-4/22/96(b).........................................                         125,000,000  124,988,952
PHH Corp.
    5.63% , 9/18/96(b)......................................................                         100,000,000  99,972,188
                                                                                                                     _______
TOTAL CORPORATE NOTES
    (cost $683,467,462).....................................................                                   $ 683,467,462
                                                                                                                      =======

DREYFUS LIQUID ASSETS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1995
                                                                                                    PRINCIPAL
SHORT-TERM BANK NOTES-18.0%                                                                           AMOUNT           VALUE
                                                                                                      ________       ________
Bank of New York, N.Y.
    5.50%, 6/12/96..........................................................                  $     42,000,000   $ 42,000,000
Comerica Bank
    5.65% , 9/18/96(b)......................................................                         50,000,000    49,978,311
First National Bank of Boston
    5.61%-5.77%, 6/7/96-11/18/96(b).........................................                         150,000,000  150,000,000
First National Bank of Boston
    5.81%, 6/5/96...........................................................                         40,000,000    40,000,000
Fleet Bank of New York N.A.
    5.78%-5.82%, 1/5/96-2/20/96.............................................                         150,000,000  150,000,000
Morgan Guaranty Trust Co.
    5.95%-6.07%, 1/3/96-8/21/96.............................................                         123,000,000  123,000,000
NBD Bank, NA
    6.33%-6.50%, 1/4/96-1/29/96.............................................                         200,000,000  200,000,000
PNC Bank NA
    5.50%, 9/18/96..........................................................                         10,000,000    10,005,327
Society National Bank
    6.46%, 4/25/96..........................................................                         40,000,000    39,968,700
                                                                                                                      _______
TOTAL SHORT-TERM BANK NOTES
    (cost $804,952,338).....................................................                                    $ 804,952,338
                                                                                                                      =======
U.S. GOVERNMENT AGENCIES-10.1%
Federal Farm Credit Banks,
Floating Rate Notes
    5.57%, 8/14/96 (b)......................................................                    $   100,000,000   $ 99,970,218
Federal Home Loan Banks,
Floating Rate Notes
    5.65%, 4/27/98 (b)......................................................                         50,000,000    50,174,351
Federal National Mortgage Association,
Floating Rate Notes
    5.84%-5.93%, 9/27/96-7/25/97 (b)........................................                         300,000,000  299,916,107
                                                                                                                      _______
TOTAL U.S. GOVERNMENT AGENCIES
    (cost $450,060,676).....................................................                                    $ 450,060,676
                                                                                                                      =======

DREYFUS LIQUID ASSETS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1995
                                                                                                  PRINCIPAL
REPURCHASE AGREEMENTS-2.2%                                                                          AMOUNT           VALUE
                                                                                                   ________         ________
Goldman, Sachs & Co.
    3.00%, dated 12/29/95, due 1/2/96
    in the amount of $90,862,277 (fully collateralized
    by $96,600,000 U.S. Treasury Bills due 10/17/96,
    value $92,740,293)......................................................                   $     90,832,000   $ 90,832,000
SBC Capital Markets
    5.90%, dated 12/29/95, due 1/2/96
    in the amount of $8,005,244 (fully collateralized
    by $7,950,000 U.S. Treasury Notes 6.25% due
    8/31/96, value $8,163,738)..............................................                         8,000,000      8,000,000
                                                                                                                       _______
TOTAL REPURCHASE AGREEMENTS
    (cost $98,832,000)......................................................                                      $ 98,832,000
                                                                                                                      =======
TOTAL INVESTMENTS
    (cost $4,447,642,844)...........................................                99.7%                        $4,447,642,844
                                                                                     ====                             =======
CASH AND RECEIVABLES (NET)..........................................                  .3%                         $ 12,295,380
                                                                                     ====                             =======
NET ASSETS  ...................................................                    100.0%                       $4,459,938,224
                                                                                     ====                             =======
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Backed by an irrevocable letter of credit.
    (b)  Variable interest rate-subject to periodic change.





See notes to financial statements.

DREYFUS LIQUID ASSETS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                           DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value-Note 1(a,b).........................                                     $4,447,642,844
    Cash....................................................................                                         34,976,147
    Receivable for investment securities sold...............................                                         49,787,000
    Interest receivable.....................................................                                         29,146,988
    Prepaid expenses and other assets.......................................                                          1,376,512
                                                                                                                        _______
                                                                                                                  4,562,929,491
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                      $  1,832,367
    Payable for investment securities purchased.............................                        99,507,736
    Accrued expenses and other liabilities..................................                         1,651,164      102,991,267
                                                                                                        ______          _______
NET ASSETS..................................................................                                     $4,459,938,224
                                                                                                                        =======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $4,460,889,104
    Accumulated undistributed investment income-net.........................                                          1,230,147
    Accumulated net realized (loss) on investments..........................                                         (2,181,027)
                                                                                                                        _______
NET ASSETS at value applicable to 4,461,764,742 shares outstanding
    (25 billion shares of $.10 par value Common Stock authorized)...........                                     $4,459,938,224
                                                                                                                        =======
NET ASSET VALUE, offering and redemption price per share
    ($4,459,938,224 / 4,461,764,742 shares).................................                                             $1.00
                                                                                                                           ===
STATEMENT OF OPERATIONS                                                                             YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $ 283,232,908
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $21,804,228
      Shareholder servicing costs-Note 2(b).................................                      13,749,111
      Custodian fees........................................................                         279,614
      Prospectus and shareholders' reports..................................                         252,000
      Professional fees.....................................................                         155,666
      Registration fees.....................................................                         104,033
      Directors' fees and expenses-Note 2(c)................................                          81,813
      Miscellaneous.........................................................                         318,636
                                                                                                      ______
          TOTAL EXPENSES....................................................                                         36,745,101
                                                                                                                        _______
INVESTMENT INCOME-NET.......................................................                                        246,487,807
NET REALIZED GAIN ON INVESTMENTS-Note 1(b)..................................                                          1,371,818
                                                                                                                        _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $247,859,625
                                                                                                                        =======


See notes to financial statements.

DREYFUS LIQUID ASSETS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           YEAR ENDED DECEMBER 31,
                                                                                  ________________________________________
                                                                                          1994              1995
                                                                                        ________                ________
OPERATIONS:
    Investment income-net...............................................      $      169,276,064      $      246,487,807
    Net realized gain on investments....................................                 329,169               1,371,818
                                                                                        ________                ________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............             169,605,233             247,859,625
                                                                                        ________                ________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...............................................            (168,623,162)           (245,910,562)
                                                                                        ________                ________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.......................................          14,805,667,408          16,013,690,375
    Dividends reinvested................................................             167,952,577             244,666,772
    Cost of shares redeemed.............................................         (14,939,362,012)        (16,663,741,867)
                                                                                        ________                ________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.              34,257,973            (405,384,720)
                                                                                        ________                ________
          TOTAL INCREASE (DECREASE) IN NET ASSETS.......................              35,240,044            (403,435,657)
NET ASSETS:
    Beginning of year...................................................           4,828,133,837           4,863,373,881
                                                                                        ________                ________
    End of year (including undistributed investment income-net:
      $652,902 in 1994 and $1,230,147 in 1995)..........................       $   4,863,373,881        $   4,459,938,224
                                                                                        ========                ========

[CAPTION]

FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                             YEAR ENDED DECEMBER 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                    1991          1992          1993          1994        1995
                                                                    ____         ____          ____          ____         ____
    Net asset value, beginning of year...........                $  1.00      $  1.00       $  1.00        $  1.00     $  1.00
                                                                    ____         ____          ____          ____         ____
    INVESTMENT OPERATIONS:
    Investment income-net........................                  .0570         .0341         .0261         .0348       .0532
                                                                    ____         ____          ____          ____         ____
    Net realized gain (loss) on investments......                 (.0001)          -         (.0001)        .0001        .0003
                                                                    ____         ____          ____          ____         ____
       Total from Investment Operations..........                  .0569        .0341         .0260         .0349        .0535
                                                                    ____         ____          ____          ____         ____
    DISTRIBUTIONS;
    Dividends from investment income-net.........                 (.0570)      (.0341)       (.0261)       (.0347)      (.0531)
                                                                    ____         ____          ____          ____         ____
    Net asset value, end of year.................                $  1.00      $  1.00       $  1.00        $  1.00    $  1.00
                                                                    ====         ====          ====          ====         ====
TOTAL INVESTMENT RETURN..........................                  5.87%        3.47%         2.64%         3.53%        5.45%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                  .67%          .72%          .77%          .76%          .79%
    Ratio of net investment income to average net assets          5.75%         3.43%         2.62%         3.49%         5.33%
    Net Assets, end of year (000's Omitted)......            $6,200,255    $5,502,100    $4,828,134    $4,863,374    $4,459,938

See notes to financial statements.

DREYFUS LIQUID ASSETS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On January 2, 1996, the Fund declared a cash dividend of approximately $.0006 per share from undistributed investment income-net which includes investment income-net for Saturday, December 30, 1995 and Sunday, December 31, 1995.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS LIQUID ASSETS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $2,181,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. If not applied, $2,110,000 expires in 1997 and $71,000 expires in 1998.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the average daily value of the Fund's net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly.
    The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1% of the average value of the Fund's net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $398,466 for the period from December 1, 1995 through December 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended December 31, 1995, the Fund was charged an aggregate of $5,403,169 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.



DREYFUS LIQUID ASSETS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LIQUID ASSETS, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc., including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Liquid Assets, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
February 2, 1996



[Dreyfus lion "d" logo]
DREYFUS LIQUID ASSETS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.





Printed in U.S.A.                           039AR9512
[Dreyfus logo]
Liquid
Assets, Inc.
Annual Report
December 31, 1995